Exhibit 10.1
LEASE

GEORGIA, CATOOSA COUNTY.

This Lease, made this 2nd day of June 1970, by and between Catoosa Enterprises, Inc. hereinafter called “Lessor,” and Shop-Rite, Inc. and American Consumers, Inc., hereinafter jointly called “Lessee.”

WITNESSETH:

PREMISES

The Lessor, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Lessee, has leased and rented, and by these presents does lease and rent, unto the said Lessee, and said Lessee hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property, hereinafter called “Premises:”  12,000 square feet of floor space in the City of Ringgold, Catoosa County, Georgia, described as follows:

All that tract or parcel of land lying and being in Land Lots Nos. 170 and 191 in the 28th District and 3rd Section of Catoosa County, Georgia, and described as follows:  BEGINNING at the point located south 1 degree 25 minutes west 62 feet, south 88 degrees 35 minutes east 29 feet, and south 1 degree 25 minutes west 150 feet from the point on the south side of LaFayette Street which is located north 83 degrees 29 minutes east 442.1 feet from the southeast corner of the intersection of LaFayette Street and Nance Lane; thence south 88 degrees 35 minutes east 100 feet; thence south 1 degree 25 minutes west 120 feet; thence north 88 degrees 35 minutes west 100 feet; thence north 1 degree 25 minutes east 120 feet, containing 12,000 square feet.

TOGETHER with an easement for drive and parking area which is described as follows:  BEGINNING at a point on the south side of LaFayette Street 277.5 feet north 83 degrees 29 minutes east from the southeast corner of the intersection of LaFayette Street and Nance Lane; thence north 83 degrees 29 minutes east along the south side of LaFayette Street 164.6 feet; thence south 1 degree 25 minutes west 150 feet; thence south 88 degrees 35 minutes east 29 feet; thence south 1 degree 25 minutes west 182 feet; thence north 88 degrees 35 minutes west 192 feet; thence north 1 degree 35 minutes east 271 feet to the point of beginning, said easement being for the common use of all present and future tenants of the property of Lessor, having been designated by it as Ringgold Plaza Shopping Center, and the drive and parking areas being more fully shown on plat of the property herein described prepared by N. B. DeLoach, Surveyor, and recorded in Plat Book ______, page _____, in the Office of the Clerk of the Superior Court of Catoosa County, Georgia.

No easement for light or air is included in the premises.

II

TERM

The term of this lease shall be fifteen (15) years, beginning on the date that said premises are ready for occupancy and opening for business by Lessee, said commencement date to be noted in a memorandum agreement which Lessor and Lessee shall execute and which shall be attached to this lease shall become a part hereof.

III

RENTAL

Lessee agrees to pay Lessor a monthly rental of One Thousand, Seven Hundred Fifty Dollars ($1,750) in advance on the first day of each month from the commencement of the term of this lease, said monthly installment being a minimum guaranteed rental.  In addition thereto, Lessee agrees to pay to Lessor a percentage rental equal to One and One-fourth percent (1-1/4%) of the Lessee’s gross sales made from the demised premises in excess of ONE MILLION, SIX HUNDRED EIGHTY THOUSAND DOLLARS ($1,680,000) for each twelve (12) months’ period computed from the commencement of the term of this lease.  The term “gross sales” as used herein is hereby defined to mean and shall be the total amount of the dollar value of all sales of merchandise and services by or for the account of Lessee, both on cash and on credit.  The amount of the dollar value of bona fide refunds or credit granted for return of merchandise and all state sales or federal excise taxes and uncollected credit accounts shall be charged as a credit in reduction of the gross amount of sales for the period within which such refunds or credits shall have been made.

IV

RECORD OF SALES

Lessee, during the term of this lease, shall maintain and keep, or cause to be maintained and kept, at said premises or such other location agreeable to Lessor a full, complete, and accurate permanent record and account of all sales of merchandise and services and all sums of money paid or payable for or on account of or arising out of the business and all business transactions conducted at or from said premises by or for the account of Lessee, for each day of the term thereof.  Lessee shall furnish to Lessor so much of an annual certified audit as reflects the foregoing; and following receipt of said audit annually, Lessor and its duly authorized agents or representatives shall be entitled to inspect such records and accounts and supporting records at reasonable times during ordinary business hours where such records are located.  Lessee shall keep and preserve or cause to be kept and preserved said records for not less than twelve (12) months after the due date and payment of any percentage rental due under the terms thereof.

V

REPORTS

On or before the end of the second month following the close of each fiscal year of Lessee and annually thereafter until termination of this lease, Lessee, at the place where the rent herein reserved shall be payable, shall deliver to Lessor, or the person, firm or corporation to whom such rent shall be payable, a complete written statement showing in all reasonable detail the gross amount of sales for the preceding month, including therein a statement of the total amount of state sales taxes and federal excise taxes paid or payable on account thereof and the number and dollar amount of all refunds and credits for return of merchandise, if any, made during such period.  Each such statement shall be signed by one of the principal officers of Lessee, and if so required by Lessor, such statements shall be signed under oath.  Lessee shall, concurrently with the delivery of such statement, pay to the Lessor all percentage rental payments then due hereunder.

VI

USE OF PREMISES

Premises shall be used for the retail sale of groceries, meat, poultry, produce, dairy products and related items ordinarily and customarily sold by supermarkets, and no other.  Premises shall not be used for any illegal purposes; nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on premises.

VII

ABANDONMENT OF LEASED PREMISES

Lessee agrees not to abandon or vacate leased premises during the term of this lease.

VIII

UTILITY BILLS

Lessee shall pay water, gas, electricity, fuel, light, heat, and power bills for leased premises, or used by Lessee in connection therewith.  If Lessee does not pay the same, Lessor may pay the same and such payment shall be added to the rental pf the premises.

IX

REPAIRS BY LESSOR

Lessor agrees to keep in good order the roof, exterior walls, paved parking areas, exclusive of all glass, including plate glass, and water, sewer, and sprinkler systems, but not fixtures pertaining to such systems.  Lessor gives to Lessee exclusive control of premises and shall be under no obligation to inspect said premises.  Lessee shall at once report in writing to Lessor any defective condition known to it which Lessor is required to repair, and failure to do so report such defects shall make Lessee responsible to Lessor for any liability incurred by Lessor by reason of such defect.

X

REPAIRS BY LESSEE

Lessee will accept the leased premises when completed in accordance with plans and specifications agreed upon by Lessor and Lessee, which are attached hereto and made a part hereof by reference.  In accepting the same, Lessee covenants that the premises have been completed in accordance with such plans and specifications, and that the premises are suited for the uses intended by Lessee.  Lessee shall, at its own expense, keep and maintain the said premises and appurtenances and every part thereof, in good order and repair, except portions of premises to be repaired by Lessor under the terms of paragraph 9 hereof.  Lessee agrees also to keep all fixtures pertaining to heating, air conditioning, water, sewer, electrical and sprinkler systems in good order and repair; and agrees also that it is liable for any damage to such heating, air conditioning, water, sewer, electrical and sprinkler systems if such damage is due to negligence of Lessee.  Lessee agrees to return said premises to Lessor at the expiration of this lease in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lighting, earthquake, or other casualty alone excepted.  Lessor agrees to assign to Lessee all warranties on fixtures pertaining to heating, air conditioning, water, sewer, electrical and sprinkler systems issued to it, including all 1-year service warranties and 5-year parts warranties.

XI

SIGNS

Lessee shall install and maintain electric, or other artistic signs capable of being illuminated, advertising its business or products sold in the demised premises; and Lessee shall obtain the necessary permits from municipal authorities for the erection and maintenance of said signs.  All such signs are subject to the approval of Lessor and Lessee must obtain such approval in writing prior to installation.

XII

RUBBISH REMOVAL

The Lessee shall keep the premises clean, both inside and outside, at its own expense, and will remove the ashes, garbage, excelsior, straw and other refuse from said premises.  The Lessee shall not burn any materials or rubbish of any description upon said premises unless the same is burned in incinerators of such structure, design and capacity as may be approved by Lessor.  The Lessee also agrees to keep the parking area immediately adjacent to said store free from rubbish, dirt, ashes, garbage, excelsior, straw and other refuse.  Lessee agrees to keep all accumulated rubbish in covered containers and to have same removed regularly.  In the event the Lessee fails to keep the demised premises and other portions heretofore described in the proper condition, the Lessor may cause the same to be done for the Lessee and the Lessee hereby agrees to pay the expenses thereof on demand as additional rent.

XIII

SIDEWALKS

The Lessee shall neither encumber nor obstruct the sidewalks adjoining said premises nor allow the same to be obstructed or encumbered in any manner except in normal course of business, and keep said sidewalks free of ice, snow, rubbish, and dirt.  The Lessee shall not place, nor cause to be placed, any merchandise, vending machines or anything on the sidewalk or exterior of premises without prior written consent of the Lessor.

XIV

PARKING AREA AND LIGHTING FACILITIES

Lessor will keep the parking area in repair and provide lighting facilities, but not electricity, therefor, which shall be mutually acceptable to the parties for such purposes.  The Lessee shall pay to the Lessor monthly as billed its prorate share of the cost of the electricity and providing traffic direction at request of Lessee by uniformed police, if necessary, for the parking area during reasonable hours, such expense to be considered as additional rent reserved hereunder.  The Lessor shall, on behalf of the Lessee and other tenants of Lessor, which shall include present drugstore and Shop-Rite, Inc., keep the parking areas, driveways, and landscaped areas if any, in a neat and orderly condition, including the removal of snow, ice and rubbish therefrom.  The Lessee agrees hereunder to pay its prorata share of cost thereof as additional rent when billed.  The Lessee’s prorate share of any cost or expense shall be in the proportion that its front foot occupancy bears to the front foot occupancy of the entire frontage of tenants of Lessor, including existing buildings occupied by the drugstore, occupying other portions of the tract of land owned by Lessor of which the leased premises are a part.  Lessee shall have the right to inspect Lessor’s records of any such charges annually for purpose of determining accuracy thereof.

XV

DESTRUCTION OF OR DAMAGE TO PREMISES

If premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Lessor and Lessee as of that date.  If premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as use of premises has been destroyed and Lessor shall restore premises to substantially the same condition as before damaged as speedily as practicable, whereupon full rental shall recommence.

XVI

INDEMNITY

Lessee agrees to indemnify and save harmless the Lessor against all claims for damages to persons or property by reason of the use or occupancy of the leased premises, excluding common areas, and all expenses incurred by Lessor on account thereof, including attorney’s fees and court costs.

XVII

GOVERNMENTAL ORDERS

Lessee agrees at is own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Lessee’s occupancy of said premises.  Lessor agrees to promptly comply with any such requirements if not made necessary by reason of Lessee’s occupancy.  It is mutually agreed, however, between Lessor and Lessee, that if in order to comply with such requirements, the cost to Lessor or Lessee, as the case may be, shall exceed a sum equal to one year’s rent, then Lessor or Lessee, whichever is obligated to comply with such requirements is privileged to terminate this lease by giving written notice of termination to the other party by registered or certified mail, which termination shall become effective sixty days after receipt of such notice, and which notice shall eliminate the necessity of compliance with such requirement by party giving such notice unless party receiving such notice of termination shall, before termination becomes effective, pay to party giving notice all costs of compliance in excess of one year’s rent, or secure payment of said sum in manner satisfactory to party giving notice.

XVIII

CONDEMNATION

If the whole of the leased premises, or such portion thereof as will make premises unuseable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Lessor and Lessee as of that date.  Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemnor.  It is further understood and agreed that neither the Lessee nor Lessor shall have any rights in any award made to the other by any condemnation authority.

XVIX

ASSIGNMENT AND SUBLETTING

Lessee may sublease portions of the leased premises to other provided sublessee’s operation is a part of the general operation of Lessee and under the supervision and control of Lessee, and provided such operation is within the purposes for which said premises shall be used.  Except as provided in the preceding sentence, Lessee shall not, without the prior written consent of Lessor endorsed hereon, assign this lease or any interest hereunder, or sublet premises or any part thereof, or permit the use of premises by any party other than Lessee.  Lessor covenants that such consent shall not be unreasonably withheld.  Consent to any assignment or sublease shall not destroy this provision, and all later assignments or subleases shall be made likewise only on the prior written consent of Lessor.  Assignee of Lessee, at the option of Lessor, shall become directly liable to Lessor for all obligations of Lessee hereunder, but no sublease or assignment by Lessee shall relieve Lessee of any liability hereunder.

XX

REMOVAL OF FIXTURES

Lessee may, if not in default hereunder, prior to the expiration of this lease or any extension thereof, remove all fixtures and equipment which it has placed in premises, provided Lessee repairs all damage to the premises caused by such removal.

XXI

CANCELLATION OF LEASE BY LESSOR

It is mutually agreed that in the event the Lessee shall default in the payment of rent herein reserved when due and fails to cure default with five days after written notice thereof from Lessor; or if Lessee shall be in default in performing any of the terms or provisions of this lease other than the provision requiring the payment of rent and fails to cure such default within thirty days after the date of receipt of written notice of default from Lessor; or if Lessee, or either Lessee, is adjudicated bankrupt; or if a permanent receiver is appointed for Lessee’s, or either Lessee’s, property and such receiver is not removed within sixty days after the written notice from Lessor to such Lessee to obtain such removal; or if, whether voluntarily or involuntarily, Lessee, or either Lessee, takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; or if Lessee, or either Lessee, makes an assignment for benefit of creditors; or if Lessee’s, or either Lessee’s effects shall be levied upon or attached under process against such Lessee, not satisfied or dissolved within thirty days after written notice from Lessor to such Lessee to obtain satisfaction thereof; then, and in any of said events, Lessor at its option may at once, or within six months thereafter, but only during continuance of such default or condition, terminate this lease by written notice to Lessee; whereupon this lease shall end.  After an authorized assignment or subletting of the entire premises covered by this lease, the occurring of any of the foregoing defaults or events shall effect this lease only if caused by, or happening to, the assignee or sublessee.  Any notice provided in this paragraph may be given by Lessor or its attorney.  Upon such termination by Lessor, Lessee will at once surrender possession of the premises to Lessor and remove all of the Lessee’s effects therefrom; and Lessor may forthwith re-enter the premises and repossess itself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

XXII

RELETTING BY LESSOR

Lessor, as Lessee’s agent, without terminating this lease, upon Lessee’s breaching this contract, may at Lessor’s option enter upon and rent premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Lessor deems proper.  Lessee shall be liable to Lessor for the deficiency, if any, between Lessee’s rent hereunder and the price obtained by Lessor on reletting.

XXIII

ENTRY FOR CARDING, ETC.

Lessor may card premises “For Sale” at any time and “For Rent” thirty days before the termination of this lease.  Lessor may enter the premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Lessor under the terms hereof, or to make repairs to Lessor’s adjoining property.

XXIV

EFFECT OF TERMINATION OF LEASE

No termination of this lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Lessor’s right to collect rent for the period prior to termination thereof.

XXV

MORTGAGEE’S RIGHTS

Lessee’s rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the premises by Lessor.

XXVI

NO ESTATE IN LAND

This contract shall create the relationship of landlord and tenant between Lessor and Lessee; no estate shall pass out of Lessor; Lessee has only a usufruct, not subject to levy and sale, and not assignable by Lessee except as provided in paragraph 20 hereof.

XXVII

HOLDING OVER

If Lessee remains in possession of premises after expiration of the term hereof, with Lessor’s acquiescence and without any express agreement of parties, Lessee shall be a tenant at will at rental rate in effect at end of lease; and there shall be no renewal of this lease by operation of law.

XXVIII

ATTORNEY’S FEES AND HOMESTEAD

If any rent owing under this lease is collected by or through an attorney-at law, Lessee agrees to pay ten percent (10%) thereof as attorney’s fees.

XXVIX

SERVICE OF NOTICE

Lessee hereby appoints as its agent to receive service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this lease, the person in charge of leased premises at the time, or occupying said premises, and if no person is in charge of, or occupying said premises, then such service or notice may be made by attaching the same on the main entrance of said premises.  A copy of all notices under this lease shall also be sent to Lessee’s last known address if different from said premises.  All notices and payments required by Lessee to Lessor hereunder shall be made to Lessor at 1012 Burleyson Drive, Dalton, Georgia, 30720, until written notice of a change of address is given by Lessor to Lessee.

XXX

WAIVER OF RIGHTS

No failure of Lessor to exercise any power given Lessor hereunder, or to insist upon strict compliance by Lessee with its obligations hereunder, and no practice or custom of the parties at variance with the terms hereof constitute a waiver of Lessor’s right to demand exact compliance with the terms hereof.

XXXI

TAXES

Lessor agrees to pay all ad valorem taxes assessed against the premises during the term of this lease; provided, however, Lessee shall pay all ad valorem taxes assessed against its fixtures, equipment, inventory and other merchandise or personal effects.  Lessee covenants and agrees to pay as additional rent hereunder, when billed, its prorata share of any increase in ad valorem taxes assessed against the tract of land owned by Lessor on which leased premises are situated over the amount of such ad valorem taxes assessed for the first year after completion of the leased premises used by Lessee exclusively and common areas.  The Lessee’s prorata share of such taxes shall be in proportion that its square foot occupancy bears to the square foot occupancy of the entire respective areas occupied by tenants of Lessor situated on said tract of land owned by Lessor upon which the leased premises are situated.

XXXII

CONSTRUCTION AND COMPLETION OF PREMISES

Lessor shall construct the premises in accordance with the plans and specifications attached hereto and made a part hereof.  Lessor shall furnish and install all lighting fixtures, heating, and air conditioning systems in accordance with such plans and specifications.  Upon commencement of construction, Lessor covenants to complete the same as speedily as practicable and to make the premises available to Lessee.  This lease is expressly made subject to Lessor’s ability to obtain a loan from a source, and on such terms and conditions, as may be satisfactory to it, and Lessor is under no obligation to commence construction until a commitment for such financing is obtained.  If construction has not commenced within 90 days from this date, Lessee may, at its option, terminate this lease without further liability.

XXXIII

EMPLOYEE PARKING

Lessee covenants and agrees that all its employees shall use employee parking spaces as designated by Lessor.  If a complaint is made from any other tenant of Lessor as to a violation of this provision, Lessor shall immediately notify Lessee of such violation and Lessee agrees to promptly have such employee or employees remove their vehicle to the employee parking location.  In the event that Lessee fails to comply with such warning, Lessee shall be charged the sum of $5.00 per day per vehicle occupying space in violation of this provision.  Lessor covenants and agrees to promptly enforce this provision upon receipt of notice from any tenant of Lessor and upon its failure to do so it shall be responsible to Lessee for the penalty provided herein.  Such notice required hereunder shall be given to the person in charge of the leased premises.  Lessee covenants and agrees that upon receipt from Lessor of notice of a violation of this provision, it will continue to enforce said provision as to such employee violating the same and no further notice of a violation of this provision by the same employee shall be required.

XXXIV

RIGHTS CUMULATIVE

All rights, powers, and privileges conferred hereunder upon parties hereto shall be cumulative, but not restrictive to those given by law.

XXXV

TIME OF ESSENCE

Time is of the essence of this agreement.

XXXVI

DEFINITIONS

“Lessor” as used in this lease shall include first party, its assigns and successors in title to the premises.  “Lessee” shall include second parties, their respective successors or assigns, and, if this lease shall be validly assigned or sublet, shall include also Lessee’s assignees or sublessees, as to premises covered by such assignment or sublease.  The obligations of Lessee hereunder shall be deemed to be the joint and several obligations of each of the second parties, and the default of either of said second parties of any of the terms and provisions of this lease, shall be deemed to be a default of both.  Any notices required to be given to Lessee hereunder, except notice as to conditions of default applying only to American Consumers, Inc., shall be given to Shop-Rite, Inc.  This lease contains the entire agreement of the parties hereto and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the day and year first above written.

Signed, sealed and delivered	CATOOSA ENTERPRISES, INC.
as to Lessor, in the presence
of:
	By:	/s/ W.W. Fincher, Jr.
PRESIDENT
/s/ L. Hugh Kemp

	By:	/s/ Earl T. McGee
SECRETARY-TREASURER
/s/ Geneva Hanes
NOTARY PUBLIC
My Commission Expires August 26, 1971

Signed, sealed and delivered	SHOP-RITE, INC.
as to Shop-Rite, Inc., Lessee,
in the presence of:
	By:	/s/ Zuma Richardson, Jr.

/s/ June Ottway

	By:	/s/ Roger Howard, Sr.

/s/ Herbert S. Wilbanks
NOTARY PUBLIC

Signed, sealed and delivered	AMERICAN CONSUMERS, INC.
as to American Consumers, Inc.,
Lessee, in the presence of:
	By:	/s/ Zuma Richardson, Jr.

/s/ June Ottway

	By:	/s/ Roger Howard, Sr.

/s/ Herbert S. Wilbanks
NOTARY PUBLIC

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“First Amendment”) is entered into this 15th day of October, 1981, by and between CATOOSA ENTERPRISES, INC., (hereinafter referred to as “Lessor”) and SHOP-RITE, INC. and AMERICAN CONSUMERS, INC., (collectively hereinafter referred to as “Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor and Lessee entered into a Lease dated June 2, 1970 for 12,000 square feet of floor space in Ringgold Plaza Shopping Center, Ringgold, Catoosa County, Georgia, a copy of which is marked Exhibit “A”, attached hereto, and by reference incorporated herein; and

WHEREAS, it is the desire of the Lessor and Lessee to amend the attached Lease by changing the term of the Lease, the annual rental, and, the gross sales base for the payment of percentage rental.

NOW, THEREFORE, for and in consideration of the payment by the Lessee to the Lessor of Ten ($10.00) Dollars in cash, the receipt and sufficiency of which are hereby acknowledged, and the further consideration of the terms and conditions contained herein, the parties agree as follows:

1.

Article II of the attached Lease that is entitled “TERM” is deleted in its entirety and inserted in lieu thereof is the following Article II entitled “TERM”:

“The term of this Lease shall be from October 15, 1981 to and through midnight November 30, 1992.”

2.

Article III entitled “RENTAL” of the attached Exhibit “A” is modified as follows:

(a) The monthly rental of $1,750.00 appearing in the first and second lines from the top of said Article is deleted and inserted in lieu thereof is a new monthly rental of $2,500.00;

(b) The amount of $1,680,000.00 appearing in the 7th and 8th lines from the top of said Article III is deleted and inserted in lieu thereof is the amount of $2,400,000.00.

3.

Except as modified by this First Amendment, all other terms and provisions of the attached Lease shall remain unchanged.  All the terms and provisions of this First Amendment and the Lease shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.  This First Amendment shall be interpreted under the Laws of the State of Georgia.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, in triplicate, the day and year first above written.

LESSOR:

CATOOSA ENTERPRISES, INC.

BY:	/s/ Phillip S. Lawes(SEAL)
PHILLIP S. LAWES, PRESIDENT

Signed, sealed and delivered
in the presence of:

/s/ F. Lamar Lewis
Witness

/s/ [signature indiscernible on original]
Notary Public
LESSEE:

SHOP-RITE

	BY:	/s/ Zuma Richardson, Jr. (SEAL)
ZUMA RICHARDSON, JR., President

	ATTEST:	/s/ Terry Cross
Terry Cross, Secretary

AMERICAN CONSUMERS, INC.

	BY:	/s/ Zuma Richardson, Jr. (SEAL)
ZUMA RICHARDSON, JR., President

	ATTEST:	/s/ Terry Cross
TERRY CROSS, ITS SECRETARY

Signed, sealed and delivered
in the presence of:

/s/ F. Lamar Lewis
Witness

[signature indiscernible on original]
Notary Public

As the holder of the first priority Note and Deed to Secure Debt on Ringgold Plaza Shopping Center the undersigned, Southeast Federal Savings and Loan Association, formerly known as Rossville Federal Savings and Loan Association, consents to this First Amendment to the attached Lease.

This 15th day of October, 1981.

SOUTHEAST FEDERAL SAVINGS & LOAN ASSOCIATION
FORMERLY KNOWN AS ROSSVILLE FEDERAL SAVINGS
& LOAN ASSOCIATION

BY:	/s/ K. Lamar Thomas
K. LAMAR THOMAS, VICE PRESIDENT

Signed, sealed and delivered
in the presence of:

/s/ F. Lamar Lewis
Witness

/s/ [signature indiscernible on original]
Notary Public

October 15, 1981

Re:	Ringgold Plaza Shopping Center
Ringgold, Georgia

Mr. Zuma Richardson
c/o Shop Rite
Battlefield Parkway
Fort Oglethorpe, GA 31068

Gentlemen:

The undersigned, all of the stockholders of Catoosa Enterprises, Inc., your landlord, have this day sold their stock to Southern Atlantic Associates, Inc. Employee Pension Plan, 359 East Paces Ferry Road, Suite 3-D, Atlanta, Georgia 30305. You are to make all future payments under your lease to Southern Atlantic Associates, Inc. Employee Pension Plan until you are notified to the contrary by it.

Yours truly,

CATOOSA ENTERPRISES, INC.
WORLD ENTERPRISES, INC.

BY:	/s/ W.W. Fincher
W.W. FINCHER, PRESIDENT

BY:	/s/ Earl T. Mghee
EARL T. MGHEE

BY:	/s/ R. L. McNew
R.L. MCNEW

BY:	/s/ Janice McNew
JANICE MCNEW

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) is entered into this 1st day of April, 1987, by and between RINGGOLD INVESTORS, LTD., (hereinafter referred to as “Lessor”) and SHOP-RITE and AMERICAN CONSUMERS, INC., (collectively hereinafter referred to as “Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor and Lessee entered into a Lease dated June 2, 1970 and amended October 15, 1981, for 12,000 square feet of floor space in Ringgold Plaza Shopping Center, Ringgold, Catoosa County, Georgia, copies of which are marked Exhibit “A”, attached hereto, and by reference incorporated herein; and

WHEREAS, it is the desire of the Lessor and Lessee to amend the attached Lease as amended by changing the annual rental, the gross sales base for the payment of percentage rental and adding renewal options to the lease;

NOW, THEREFORE, for and in consideration of the payment by the Lessee to the Lessor of Ten ($10.00) Dollars in cash, the receipt and sufficiency of which are hereby acknowledged, and the further consideration of the terms and conditions contained herein, the parties agree as follows:

1.

Article II of the attached Lease that is entitled “TERM” is deleted in its entirety and inserted in lieu thereof is the following Article II entitled “TERM”:

“The term of this Lease shall be from April 1, 1987 to and through midnight November 30, 1992.”

2.

Article III entitled “RENTAL” of the attached Exhibit “A” is modified as follows:

(a) The monthly rental of $1,750.00 amended to be $2,500.00 appearing in the first and second lines from the top of said Article is deleted and inserted in lieu thereof is a new monthly rental of $3,500.00;

(b) The amount of $1,680,000.00 appearing in the 7th and 8th lines from the top of said Article III amended to be $2,400,000.00 is deleted and inserted in lieu thereof is the amount of $2,880,000.00.

3.

Lessee shall have the option to renew the lease under the same terms and conditions except as amended by the First Amendment and the Second Amendment for two consecutive five year options. The first five year period to begin December 1, 1992 and the second five year period to begin December 1, 1997.

4.

Except as modified by this Second Amendment, all other terms and provisions of the attached Lease and First Amendment shall remain unchanged. All the terms and provisions of this Second Amendment and the Lease shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. This Second Amendment shall be interpreted under the Laws of the State of Georgia.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, in triplicate, the day and year first above written.

LESSOR:

RINGGOLD INVESTORS, LTD.

BY:	/s/ Richard K. Taylor
Richard K. Taylor, General Partner

Signed, sealed and delivered
in the presence of:

/s/ [signature indiscernible on original]
Witness

/s/ Kathleen Billings
Notary Public
Notary Public, Dekalb County, Georgia
My Commission Expires April 30, 1990

LESSEE:

SHOP-RITE

BY:	/s/ Michael A. Richardson
Michael A. Richardson, President

ATTEST:	/s/ Reba Southern
Reba Southern, Assistant Secretary

AMERICAN CONSUMERS, INC.

BY:	/s/ Michael A. Richardson
Michael A. Richardson, President

ATTEST:	/s/ Reba Southern
Reba Southern, Assistant Secretary

Signed, sealed and delivered
in the presence of:

/s/ Deborah R. Holden
Witness

/s/ C. Eugene Rominger
Notary Public
My Commission Expires November 3, 1989

As the holder of the first priority Note and Deed to Secure Debt on Ringgold Plaza Shopping Center the undersigned, United Companies Financial Corporation, consents to this Second Amendment to the attached Lease.

This 20th day of March, 1987.
UNITED COMPANIES FINANCIAL
CORPORATION
By: /s/ [signature indiscernible on original]

Signed, sealed and delivered
in the presence of:

/s/ Elsie M. Thompson
Witness

[no signature on original]
Notary Public

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (“Third Amendment”) is entered into this 1st day of February, 1992, by and between RINGGOLD INVESTORS, LTD., (hereinafter referred to as “Lessor”) and SHOP-RITE and AMERICAN CONSUMERS, INC., (collectively hereinafter referred to as “Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor and Lessee entered into a Lease dated June 2, 1970 and amended October 15, 1981, and April 1, 1987, for 12,000 square feet of floor space in Ringgold Plaza Shopping Center, Ringgold, Catoosa County, Georgia, copies of which are marked Exhibit “A”, attached hereto, and by reference incorporated herein; and

WHEREAS, it is the desire of the Lessor and Lessee to amend the attached Lease as amended by increasing the square footage, changing the annual rental, the gross sales base for the payment of percentage rental and adding renewal options to the lease;

NOW, THEREFORE, for and in consideration of the payment by the Lessee to the Lessor of Ten ($10.00) Dollars in cash, the receipt and sufficiency of which are hereby acknowledged, and the further consideration of the terms and conditions contained herein, the parties agree as follows:

1.

Article I of the attached lease that is entitled “PREMISES” shall be amended to add 2,400 square feet of additional space contiguous to the existing 12,000 square feet for a total of 14,400 square feet;

2.

Article III entitled “RENTAL” of the attached Exhibit “A” is modified as follows:

(a) The monthly rental of $1,750.00 amended to be $2,500.00 and the $3,500.00 appearing in the first and second lines from the top of said Article as amended is deleted and inserted in lieu thereof is a new monthly rental of $4,200.00;

(b)  The amount of $1,680,000.00 appearing in the 7th and 8th lines from the top of said Article III amended to be $2,400,000.00 and then $2,880,000.00 is deleted and inserted in lieu thereof is the amount of $3,456,000.00. Notwithstanding the above, this change will not take effect until the cost of the improvements (not equipment) to the new 2,400 square feet of space has been amortized against the overage revenue generated using $2,880,000 as the base sales.

3.

Lessee shall have the option to renew the lease under the same terms and conditions except as amended for three consecutive five year options. The first five year period to begin December 1, 1992, the second five year period to begin December 1, 1997, and the third five year period to begin December 1, 2002.

4.

Article XXXI of the attached lease that is entitled “Taxes” shall be amended to delete the last sentence and add the following: The Lessee's prorata share of such taxes shall be in proportion that its original 12,000 square foot occupancy bears to the square foot occupancy of the entire respective areas occupied by tenants of Lessor situated on said tract of land owned by Lessor upon which the leased premises are situated plus the Lessee's prorata share of the increase in taxes using 1992 as the base year in proportion that its 2,400 square foot occupancy bears to the square foot occupancy of the entire center.

5.

Except as modified by this Third Amendment, all other terms and provisions of the attached Lease and First and Second Amendments shall remain unchanged. All the terms and provisions of this Third Amendment and the Lease shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. This Third Amendment shall be interpreted under the Laws of the State of Georgia.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, in triplicate, the day and year first above written.

LESSOR:

RINGGOLD INVESTORS, LTD.

BY:	/s/ Richard K. Taylor

Signed, sealed and delivered
in the presence of:

/s/ Heidi Ann Boring
Witness

/s/ Helen Patricia Jones
Notary Public

LESSEE:

AMERICAN CONSUMERS, INC.

BY:	/s/ Michael A. Richardson

Signed, sealed and delivered
in the presence of:

[no signature on original]
Witness

/s/ Jean P. Brandenburg
Notary Public

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (“Fourth Amendment”) is entered into this 1st day of December 1997, by and between RINGGOLD INVESTORS, LTD., (hereinafter referred to as “Lessor”) and SHOP-RITE and AMERICAN CONSUMERS, INC., (collectively hereinafter referred to as “Lessee”).

WITNESSETH:

WHEREAS, Lessor and Lessee entered into a lease dated June 2, 1970 and amended October 15, 1981, April 1, 1987 and February 1, 1992 for 12,000 square feet increased to 14,400 square feet of floor space in Ringgold Plaza Shopping Center, Ringgold, Catoosa County, Georgia, copies of which are marked Exhibit “A”, attached hereto, and by reference incorporated herein; and

WHEREAS, it is the desire of Lessor and Lessee to amend the attached lease as amended by extending the term for five years and increasing the monthly rental and related overage rent clause;

NOW, THEREFORE, for and in consideration of the payment by the Lessee to the Lessor of Ten Dollars ($10.00) in cash, the receipt and sufficiency of which are hereby acknowledged, and the further consideration of the terms and conditions contained herein, the parties agree as follows:

1.

Article III entitled “Rental” of the attached Exhibit “A” is modified as follows:

(a)           The monthly rental of $4,200 as amended is deleted and inserted in lieu thereof is a new monthly rental of $4,500;

(b)           The amount of $2,880,000 is deleted along with all references to amortization of costs of improvements and in lieu thereof is inserted $3,456,000;

2.

Except as modified by this Fourth Amendment, all other terms and provisions of the attached lease and First, Second, and Third Amendments shall remain unchanged. All the terms and provisions of this Fourth Amendment and the Lease shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. This Fourth Amendment shall be interpreted under the laws of the State of Georgia.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals in triplicate, the day and year first above written.

LESSOR:
RINGGOLD INVESTORS, LTD.

BY:	/s/ Richard K. Taylor

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:

/s/ Heidi Boring
Witness

/s/ Stephanie Matthews
Notary Public
Notary Public, Paulding County, Georgia
My Commission Expires January 20, 2001

LESSEE:
AMERICAN CONSUMERS, INC.

BY:	/s/ Michael A. Richardson
October 10, 1997

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:

/s/ Reba Southern
Witness

/s/ Terrye L. Farr
Notary Public
My Commission Expires April 18, 1988

FIFTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE (“Fifth Amendment”) is entered into on the date below, by and between MARSHALL M. BANDY, JR. d/b/a R & M JOINT VENTURES, LLC (“Lessor”) and AMERICAN CONSUMERS, INC d/b/a SHOP-RITE (“Lessee”).

WITNESSETH

WHEREAS, Lessor, through its predecessors in title, and Lessee entered into a lease dated June 2, 1970 and amended October 15, 1981, April 1, 1987 and February 1, 1992 for 12,000 square feet increased to 14,400 square feet of floor space in Ringgold Plaza Shopping Center, Ringgold, Catoosa County, Georgia, and December 1, 1997 copies of which are marked Exhibit “A”, attached hereto, and by reference incorporated herein; and

WHEREAS, it is the desire of Lessor and Lessee to amend the attached Lease with terms and rental as follows:

First term	December 1, 2007 through November 30, 2008	$ 54,000.00
Second term	December 1, 2008 through November 30, 2009	64,800.00
Third term	December 1, 2009 through November 30. 2010	64,800.00
Fourth term	December 1, 2010 through November 30, 2011	64,800.00
Fifth term	December 1, 2011 through November 30, 2012	64,800.00

NOW THEREFORE, and in consideration of the payment by the Lessee to the Lessor of Ten Dollars ($10.00) in cash, the receipt and sufficiency of which are hereby acknowledged, and the further consideration of the terms and conditions contained herein, the parties agree as follows:

Article II entitled “Rental” of the attached Exhibit “A” is modified as follows:

A)	The monthly rental shall be as described above.
B)
The annual base for computing overage shall remain at $3,456,000.00 for year one and increase to $3,700,000.00 for the second through the fifth term and the rate of 1.25% shall be in effect for all periods.

C)	In the event the parties shall agree or Tenant demand a new roof be installed, the parties agree to each pay fifty percent (50%) of the cost of the roof covering the Shop-Rite leases space.
D)	Ninety (90) days written notice shall be required should the Lessee or Lessor desire not to renew for the second through the fifth terms.
E)	The base for determining taxes due by the Lessor shall remain the same for the First Term and shall be reset based on the 2007 taxes.

Except as modified by this Fifth Amendment, all other terms and provisions of the attached lease and First, Second, Third and Fourth Amendments shall remain unchanged. All the terms and provisions of this Fifth Amendment and the Lease shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. This Fifth Amendment shall be interpreted under the laws of the State of Georgia.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals in triplicate, the day and year first written below.

LESSOR:	WITNESS:

2/18/08
Date

/s/ Marshall M. Bandy, Jr.	/s/ Margie E. Sisson
Marshall M. Bandy, Jr. d/b/a	Notary Public
R&M Joint Ventures, LLC

LESSEE:	WITNESS:

2/15/08
Date

/s/ Michael A. Richardson	/s/ Joan Creekmore
Michael A. Richardson, President	Notary Public
American Consumers, Inc.